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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   ----------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 1999


                             ARIS INDUSTRIES, INC.
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              (Exact name of registrant as specified in charter)


   New York                      1-4814                 22-1715274
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(State or other               (Commission             (IRS Employer
 jurisdiction of              File Number)            Identification No.)
 incorporation)

    1411 Broadway, New York, NY                               10018
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(Address of principal executive offices)                    (zip code)


Registrant's telephone number, including area code 212-642-4300

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            (a) On August 10, 1999, Aris Industries, Inc. (the "Registrant") consummated the merger of Lola, Inc. ("Lola"), a California corporation, with and into Europe Craft Imports, Inc. ("ECI"), a New Jersey corporation (the "Merger"), that is wholly owned by the Registrant. Immediately following the effectiveness of the Merger, ECI contributed all of the assets formerly owned by Lola to XOXO Clothing Company, Incorporated, a Delaware corporation ("XOXO") that is wholly owned by ECI.

                  The consideration paid to Lola's shareholders was $10,000,000 and 6,500,000 shares of the Registrant's common stock, which were valued, for the purpose of the transaction, at $1.50 per share. The consideration was determined by arms length negotiation.

                  In connection with the transaction, ECI obtained a $10 million term loan and the Company and its subsidiaries amended its financing agreements to increase its revolving line of credit from $65 million to $80 million.

            (b) Lola's business consists principally of the manufacture and sale of women's apparel and accessories, and the Registrant intends to continue such business.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial statements of the business acquired.

                  1. It is impracticable to file any financial statements at this time. The required financial statements will be filed by amendment as soon as possible.

            (b) Pro forma financial statements.

                  It is impracticable to file pro forma financial information at the time of this report. Such information will be filed by amendment with the required financial statements referred to above.

                                   EXHIBITS

99.1 Agreement and Plan of Merger dated July 19, 1999 by and among Aris Industries, Inc., XOXO Acquisition Corp. and Lola, Inc. and its shareholders. The exhibits and schedules to the Merger Agreement are listed on the last page of such Agreement. Such exhibits and schedules have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.

99.2  Amendment No. 1 to Agreement and Plan of Merger.




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99.3  Employment Agreement by and among the Registrant, ECI, ECI Sportswear,
      Inc. and XOXO and Gregg Fiene, dated August 10, 1999.

99.4 Employment Agreement by and among the Registrant, ECI, ECI Sportswear, Inc. and XOXO and Hollis Fiene, dated August 10, 1999.

99.5 Shareholders' Agreement by and among the Registrant, The Simon Group, LLC, Gregg Fiene, Michele Bohbot and Lynne Hanson, dated August 10, 1999.

99.6 Amendment No. 2 to Financing Agreement by and among Aris Industries, Inc., Europe Craft Imports, Inc., ECI Sportswear, Inc., Stetson Clothing Company, Inc., XOXO; the Financial Institutions from time to time party to the Financing Agreement, as Lenders; and The CIT Group/Commercial Services, Inc. as Agent, dated August 10, 1999.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 1999

                                           ARIS INDUSTRIES, INC.
                                              (Registrant)



                                           By: /s/ Arnold H. Simon
                                               ------------------------------
                                               Arnold H. Simon, Chairman
                                                and Chief Executive Officer





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                                   EXHIBITS
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99.1  Agreement and Plan of Merger dated July 19, 1999 by and among Aris
      Industries, Inc., XOXO Acquisition Corp. and Lola, Inc. and its shareholders. The exhibits and schedules to the Merger Agreement are listed on the last page of such Agreement. Such exhibits and schedules have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.

99.2  Amendment No. 1 to Agreement and Plan of Merger.

99.3 Employment Agreement by and among the Registrant, ECI, ECI Sportswear, Inc. and XOXO and Gregg Fiene, dated August 10, 1999.

99.4 Employment Agreement by and among the Registrant, ECI, ECI Sportswear, Inc. and XOXO and Hollis Fiene, dated August 10, 1999.

99.5 Shareholders' Agreement by and among the Registrant, The Simon Group, LLC, Gregg Fiene, Michele Bohbot and Lynne Hanson, dated August 10, 1999.

99.6 Amendment No. 2 to Financing Agreement by and among Aris Industries, Inc., Europe Craft Imports, Inc., ECI Sportswear, Inc., Stetson Clothing Company, Inc., XOXO; the Financial Institutions from time to time party to the Financing Agreement, as Lenders; and The CIT Group/Commercial Services, Inc. as Agent, dated August 10, 1999.